Exhibit 10.6

Shareholder Voting Proxy Agreement

This Shareholder Voting Proxy Agreement (this “Agreement”) is entered into by and among the parties as of March 28, 2018 in Shenzhen, People’s Republic of China (“PRC”, for the purpose of this Agreement, PRC shall not include Hong Kong, Macau and Taiwan):

Party A: Aurora Mobile Limited

Registered Address: Harneys Services (Cayman) Limited, 4th Floor, Harbour Place, 103 South Church Street, P.O. Box 10240, Grand Cayman KY1-1002, Cayman Islands

Party B: Luo Weidong

Identification No.: ##################

Party C: Wang Xiaodao

Identification No.: ##################

Party D: Fang Jiawen

Identification No.: ##################

Party E: JPush Information Consultation (Shenzhen) Co., Ltd.

Registered Address: Room 503, Block 7, Zhiheng Strategic Hi-tech Industrial Park, Nanshan District, Shenzhen

The above parties shall be collectively referred to as the “Parties”, and Party B, Party C and Party D shall be collectively referred to as the “Shareholders”.

Whereas:

1.	Shareholders are the shareholders of Shenzhen Hexun Huagu Information Technology Co., Ltd. (“Hexun Huagu”) who collectively hold 100% of the equity interests of Hexun Huagu (“Shareholders’ Equity Interests”);

2.	Shareholders agree to entrust Party A or the entity or person designated by Party A to exercise their shareholders’ rights at Hexun Huagu pursuant to the terms and conditions under this Agreement to the extent permitted by the applicable laws, and Party A agrees to accept such entrustment pursuant to the terms and conditions of this Agreement.

3.	Each of the Shareholders issued a power of attorney to Party E on August 5, 2014, pursuant to which Shareholders entrusted Party E to exercise the shareholders’ rights on Shareholders’ behalf at Hexun Huagu (the “Powers of Attorney”).

Now therefore, the Parties agree as follows:

1.	The Parties acknowledge and agree that the Powers of Attorney shall be terminated upon this Agreement becoming effective and all of Party E’s rights and obligations thereunder shall be simultaneously terminated.

2.	Upon the effective date of this Agreement, Shareholders irrevocably entrust Party A or the entity or person designated by Party A permitted by applicable law to exercise on their behalf all of their shareholders’ voting powers and all other shareholders’ rights that Shareholders are entitled to under the laws and articles of association of the company at the shareholders’ meetings of Hexun Huagu, including but not limited to, sale, transfer, pledge, or disposition of all or any part of the equity interests of Hexun Huagu held by Shareholders; convening, attending or hosting shareholders’ meetings as the authorized representative of Hexun Huagu’s shareholders at the shareholders’ meeting of Hexun Huagu; electing and changing executive directors, directors, supervisors, managers and other senior management; revising and approving Hexun Huagu’s profit-sharing plans and loss recovering plans, making resolutions regarding the merger and acquisition, splitting up, liquidation or change of company form of Hexun Huagu; deciding Hexun Huagu’s business policy and investment plans, and amending the articles of association of the company etc.

3.	Party A is entitled to designate an entity or a person permitted by applicable law to accept the entrustment by Shareholders pursuant to Article 2 of this Agreement, and such entity or person shall represent Shareholders in the exercise of Shareholders’ voting powers and shareholder’s rights pursuant to this Agreement.

4.	Shareholders hereby acknowledge that, regardless of how their equity interests in Hexun Huagu will change, they shall entrust Party A or the entity or person designated by Party A with all of their voting powers and shareholder’s rights.

5.	Shareholders hereby acknowledge that if Party A withdraws the designation of the relevant entity or person, Shareholders will withdraw their entrustment to such entity or person hereunder immediately and, following Party A’s designations, entrust other entity or person designated by Party A to exercise all of Shareholders’ voting rights and all other rights at the shareholders’ meetings of Hexun Huagu. During the term of this Agreement, Shareholders hereby waive all the rights related to Shareholders’ Equity Interests that have been entrusted to Party A via this Agreement. Notwithstanding the foregoing, Party A shall have the right to terminate this Agreement at any time by notifying Party B thirty (30) days in advance in writing.

6.	This Agreement is executed by the Parties’ themselves or by their legal representatives or authorized representatives as of the date first written above and shall become effective as of the same date. Unless clearly provided under this Agreement or Party A decides to terminate this Agreement in writing, this Agreement shall remain effective during the term when Shareholders hold any equity interests in Hexun Huagu. During the term of this Agreement, unless otherwise provided by law, Shareholders shall not rescind, early terminate or dissolve this Agreement. Notwithstanding the foregoing, Party A shall have the right to terminate this Agreement at any time by notifying Shareholders thirty (30) days in advance in writing.

7.	Any amendment and supplements of this Agreement shall be agreed upon by the Parties in writing. Any amendment agreement and supplementary agreement that are duly executed by the Parties shall constitute an integral part of this Agreement and shall be of the same legal effect as this Agreement.

8.	In the event that any provision of this Agreement is found to be invalid or unenforceable due to inconsistency with relevant law, such provision shall be deemed invalid only within the scope of the jurisdiction of relevant law, and the legal effect of the remaining provisions of this Agreement shall not be compromised.

9.	Any notice or other communication required to be given pursuant to this Agreement shall be written in Chinese and be delivered personally or sent by mail or by fax to the address of other party set forth below or other address designated by such other party from time to time. The date on which such notice shall be deemed to have been effectively given shall be determined as follow: (a) any notice given by personal delivery shall be deemed effectively given on the date of delivery; (b) any notice given by mail shall be deemed effectively given on the tenth (10th) day following the date (as evidenced by postmark) when the registered air mail whose postage is prepaid is sent, or be deemed effectively given on the fourth (4th) day following the date when such mail is delivered to an internationally recognized mail service institute; and (c) any notice given by fax shall be deemed effectively given at the time as evidenced by the time of receipt shown on the confirmation of transmission of relevant documents.

Party A: Aurora Mobile Limited

Address:

Attention:

Fax:

Phone:

Party B: Luo Weidong

Address:

Attention:

Fax:

Phone:

Party C: Wang Xiaodao

Address:

Attention:

Fax:

Phone:

Party D: Fang Jiawen

Address:

Attention:

Fax:

Phone:

Party E: JPush Information Consultation (Shenzhen) Co., Ltd.

Address:

Attention:

Fax:

Phone:

10.	Unless agreed upon by Party A in writing in advance, Shareholders shall not transfer their rights and obligations under this Agreement to any other third party. Shareholders hereby agree that, if needed by Party A, Party A may transfer his rights and obligations under this Agreement to any other third party. Party A only needs to notify Shareholders in writing when such transfer takes place, and Party A does not need to obtain Shareholders’ approval for such transfer.

11.	The Parties acknowledge and confirm that any oral or written information exchanged in connection with this Agreement are regarded as confidential information. Each party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Parties, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in public domain (other than through the receiving party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or rules of any stock exchange; or (c) is required to be disclosed by any party to its legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this article. Disclosure of any confidential information by the staff members or agencies hired by any party shall be deemed disclosure of such confidential information by such party, which party shall be held liable for breach of this Agreement. This article shall survive the invalidation, amendment, termination or unenforceability of this Agreement for any reason.

12.	The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of dispute hereunder shall be governed by the PRC laws. In the event of any dispute with respect to the construction and performance of this Agreement, the parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute, any party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its arbitration rules then in effect. The arbitration shall be conducted in Beijing, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all parties.

13.	This Agreement, upon becoming effective, shall constitute the entire agreement reached by and among the parties hereto with respect to the subject matter hereof, and shall supersede all prior oral and written agreement and consensus reached with respect to the subject matter of this Agreement.

14.	This Agreement is written in five copies. Each party shall hold one copy respectively. Each copy of this Agreement shall have equal legal effect.

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

Party A: Aurora Mobile Limited

Company seal: /s/ Aurora Mobile Limited

By:	/s/ Luo Weidong
Name:	Luo Weidong
Title:	Director

Party B: Luo Weidong

By:	/s/ Luo Weidong

Party C: Wang Xiaodao

By:	/s/ Wang Xiaodao

Party D: Fang Jiawen

By:	/s/ Fang Jiawen

Party E: JPush Information Consultation (Shenzhen) Co., Ltd.

Company seal: /s/ JPush Information Consultation (Shenzhen) Co., Ltd.

By:	/s/ Wang Xiaodao
Name:	Wang Xiaodao
Title:	Legal Representative

Signature Page of the Shareholder Voting Proxy Agreement